SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement                |_| Confidential, for Use of the,
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
--------------------------------------------------------------------------------
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                  applies:
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


                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A GWYNNS MILL COURT
                          OWINGS MILLS, MARYLAND 21117


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 OCTOBER 9, 2006


To the Shareholders of Universal Security Instruments, Inc.:

      The Annual Meeting of Shareholders of Universal Security Instruments, Inc., a Maryland corporation (the "Company") will be held at the Pikesville Hilton, 1726 Reisterstown Road, Baltimore, Maryland, on October 9, 2006 at 8:30 a.m., local time, for the following purposes:

      1. To elect one director to serve until the Annual Meeting of Shareholders to be held in 2009 and until their successors are duly elected and qualify;

      2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed August 14, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                        By Order of the Board of Directors

                                        James B. Huff
                                        Secretary

Owings Mills, Maryland
August 28, 2006



                       IMPORTANT - YOUR PROXY IS ENCLOSED

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A GWYNNS MILL COURT
                          OWINGS MILLS, MARYLAND 21117
                                 (410) 363-3000


                                 PROXY STATEMENT

      The accompanying proxy is solicited by the Board of Directors of Universal Security Instruments, Inc., a Maryland corporation (the "Company"), in connection with the Annual Meeting of Shareholders to be held on Monday October 9, 2006, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on August 14, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 1,809,301 shares of the Company's Common Stock par value $.01 per share (the "Shares").

      Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.


                              BENEFICIAL OWNERSHIP

      The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

 NAME AND ADDRESS                SHARES BENEFICIALLY           PERCENT
OF BENEFICIAL OWNER                     OWNED                 OF CLASS
-------------------              -------------------          ---------

Harvey B. Grossblatt                   114,727(1)               6.18%
7-A Gwynns Mill Court
Owings Mills, MD 21117

Michael Kovens                         138,642                  7.66%
6 Regency Court
Baltimore, MD 21208

----------------------------

(1) Includes 47,666 shares which Mr. Grossblatt presently has the right to acquire through the exercise of stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of four directors. The Company's directors are divided into three classes and are elected for terms of three years each and until their successors are elected and qualify. The Board has nominated Ronald A. Seff, M.D. for election as director at the 2006 Annual Meeting to serve for a term of three years and until his successor is elected and qualifies. A quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote. Under Maryland law, unless a corporation's charter or bylaws provide otherwise, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present. The Company's Bylaws provide that the affirmative vote of a majority of the Shares issued and outstanding and entitled to vote is necessary for the election of directors. If no nominee receives the requisite vote, Dr. Seff will continue to serve as director until his successor is duly elected and qualifies. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have the effect of a vote withheld.

      Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee. If the nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that the nominee will be unavailable to serve.

      The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company, the expiration of his current term, and whether such individual has been determined by the Board to be "independent" as defined in
Section 121A of the American Stock Exchange (Amex) Company Guide. There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

                                                       CURRENT TERM
                                           DIRECTOR     TO EXPIRE
             NAME                  AGE      SINCE       ---------    INDEPENDENT
             ----                  ---      -----                    -----------

Board Nominees for Term to Expire in 2009

Ronald A. Seff, M.D.               58       2002          2006             Yes

Directors Continuing in Office
Cary Luskin                        49       2002          2007             Yes
Howard Silverman, Ph.D.            64       2002          2007             Yes
Harvey B. Grossblatt               60       1996          2008              No

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

      HARVEY B. GROSSBLATT was Chief Financial Officer of the Company from 1983 until August 2004, Secretary and Treasurer of the Company from 1988 until August 2004, Chief Operating Officer of the Company from April 2003 through August 2004, and Chief Executive Officer since August 2004.

      RONALD A. SEFF, M.D. has been in the private practice of ophthalmology since 1977. From 1977 until 1998, Dr. Seff practiced with, and was a senior executive of, a large medical practice with four offices in Maryland.

      CARY LUSKIN has been in the retail electronic business since 1978. Since 1998, Mr. Luskin has been President of The Big Screen Store, Inc., a chain of large-screen television retail stores.

      HOWARD SILVERMAN, PH.D. has been in the mental health field for over 30 years. From 1990 to 2001, Dr. Silverman was Vice President of Magellan Health Service, and since 2001 he has served as a consultant in the field.

                              CORPORATE GOVERNANCE

      The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company's operations.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      Board of Directors. During the fiscal year ended March 31, 2006, the Board met four times. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during the year and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Shareholders, and all incumbent directors attended the 2005 Annual Meeting of Shareholders.

      Audit Committee. The Audit Committee is appointed by the Board to assist the Board in its duty to oversee the Company's accounting, financial reporting and internal control functions and the audit of the Company's financial statements. The Committee's responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company's independent auditors, who report directly to the Audit Committee. The members of the Audit Committee are Mr. Luskin (Chairman), Dr. Seff and Dr. Silverman, none of whom is an employee of the Company and each of whom is independent under existing Amex and Securities and Exchange Commission (SEC) requirements. The Board has examined the SEC's definition of "audit committee financial expert" and determined that Mr. Luskin satisfies this definition. Accordingly, Mr. Luskin has been designated by the Board as the Company's audit committee financial expert. During the fiscal year ended March 31, 2006, the Audit Committee met four times. The Board has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

      Nominations. The independent members of the Company's Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and the Board held one meeting during the 2006 fiscal year in order to make nominations for directors. The Board of Directors believes that the interests of the Company's shareholders are served by relegating the nominations process to the full Board, the majority of which are independent from management. While the Board will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board will consider the prospect's relevant financial and business experience, the integrity and dedication of the prospect, his independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by shareholders as those recommended by the full Board. Nominations for director may be made by shareholders, provided such nominations comply with certain timing and informational requirements set forth in the Company's Bylaws. See "Other Matters" elsewhere in this Proxy Statement.

      Compensation Committee. The Board's Compensation Committee consists of Mr. Luskin (Chairman), Dr. Seff and Dr. Silverman, none of whom is an employee of the Company and each of whom is independent under existing Amex and SEC requirements. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee met one time during the fiscal year ended March 31, 2006.

DIRECTOR COMPENSATION

      During the Company's fiscal year ended March 31, 2006, Mr. Grossblatt, the Company's president and chief executive officer, received no additional compensation for serving as a director. Directors are eligible to participate in the Company's Non-Qualified Stock Option Plan. During the Company's fiscal year ended March 31, 2006, the Company paid to each of Mr. Luskin, Dr. Silverman, and Dr. Seff a $10,000 fee for annual service as a director, payable in cash or Shares (computed at the closing price as reported by the Amex on the date of the payment). On March 23, 2006, each outside Director received an option to purchase 3,000 Shares at an exercise price of $21.45 per share, issued in accordance with the Company's Non-Qualified Stock Option Plan.

CODE OF ETHICS

      The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees.

COMMUNICATIONS WITH THE BOARD

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company's Secretary, 7-A Gwynns Mill Court, Owings Mills, Maryland 21117. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Board's Compensation Committee consists of Mr. Luskin, Dr. Seff and Dr. Silverman, none of whom is an officer or employee of the Company or an officer or employee of any company for which any officer of the Company serves as a member of the compensation committee or board member.


      INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.


NAME OF BENEFICIAL OWNER                 SHARES BENEFICIALLY OWNED    PERCENT OF CLASS
------------------------------------     -------------------------    -----------------
Harvey B. Grossblatt (1)                          114,727                     6.18%
Cary Luskin (2)                                    55,717                     3.06%
Ronald A. Seff, M.D. (3)                           59,352                     3.27%
Howard Silverman, Ph.D. (4)                        18,055                     0.99%
James B. Huff (5)                                   7,250                     0.40%
All directors and executive officers
as a group (5 persons) (6)                        255,101                    13.45%

--------------------

(1) Includes 47,666 shares Mr. Grossblatt has the right to acquire through the exercise of stock options.
(2) Includes 13,333 shares Mr. Luskin has the right to acquire through the exercise of stock options.
(3) Includes 3,000 shares Dr. Seff has the right to acquire through the exercise of stock options.
(4) Includes 16,666 shares Dr. Silverman has the right to acquire through the exercise of stock options.
(5) Includes 7,250 shares Mr. Huff has the right to acquire through the exercise of stock options.
(6)   See footnote 1-5 above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the SEC an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 2006.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended March 31, 2006, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended March 31, 2006, 2005 and 2004:

                                                ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                                -------------------             ----------------------
         NAME AND                                               OTHER ANNUAL                                ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY       BONUS       COMPENSATION              OPTIONS          COMPENSATION
    ------------------       ----      ------       -----       ------------              -------          ------------
                             2006     $ 266,430    $ 163,530         -0-                  5,000            $  25,990(1)
Harvey B. Grossblatt         2005     $ 186,886    $  98,196         -0-                 10,000            $  18,109(1)
President and Chief          2004     $ 180,752    $  84,000         -0-                    -0-            $  17,592(1)
Executive Officer

James B. Huff                2006     $ 125,000    $   4,000         -0-                  3,000            $   1,239(2)
Chief Financial Officer,     2005     $  69,168          -0-         -0-                  8,000            $     518(2)
Secretary, Treasurer

----------------------------------

(1) Represents payment of term life insurance premiums in the amount of $7,490, $1,404 and $1,153 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively; and Company contributions on behalf of the named officer to the Company's 401(k) Plan in the amount of $18,500 and $16,705 for the fiscal years ended March 31, 2006 and 2005, respectively.

(2) Represents payment of term life insurance premiums in the amount of $1,239 and $518 for the fiscal years ended March 31 2006 and 2005, respectively.


OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF STOCK PRICE
                                 INDIVIDUAL GRANTS                                     APPRECIATION FOR OPTION TERM (1)
                                 -----------------                                   -------------------------------------
                                          % OF TOTAL       EXERCISE
                            NO. OF     OPTIONS GRANTED      OR BASE
                           OPTIONS       TO EMPLOYEES        PRICE      EPIRATION
          NAME             GRANTED      IN FISCAL YEAR     ($/SHARE)       DATE              5%                 10%
          ----             -------                ----     ---------       ----              --                 ---

Harvey B. Grossblatt        5,000           27.03%         $ 21.45       03/23/11         $ 31,850             $ 68,300
James B. Huff               3,000           16.22%         $ 21.45       03/23/11         $ 19,110             $ 40,980


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

      The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended March 31, 2006 and holdings of unexercised options at the end of the fiscal year:

                                    SHARES                      NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                 ACQUIRED ON     VALUE               OPTIONS/SARS              IN-THE-MONEY OPTIONS/SARS
        NAME                       EXERCISE    REALIZED           AT FISCAL YEAR END             AT FISCAL YEAR END($)(1)
        ----                       --------    --------       ---------------------------     ----------------------------
                                                              Exercisable   Unexercisable     Exercisable    Unexercisable
                                                              -----------   -------------     -----------    -------------
Harvey B. Grossblatt                17,666       259,690         87,666           -0-          $ 1,507,778            -0-
James B. Huff                          -0-           -0-          7,250         3,750          $    78,740       $ 43,350

----------------------------------

(1) Based on the excess of (i) the aggregate market value (closing price on the American Stock Exchange) of the underlying shares on March 31, 2006 over (ii) the aggregate exercise price of the options.

EXECUTIVE EMPLOYMENT AGREEMENTS

      Harvey Grossblatt entered into an employment agreement with the Company originally effective April 1, 2002. As amended, the employment agreement currently provides that Mr. Grossblatt is employed for a term ending July 31, 2008 at an annual base salary of $180,000 subject to automatic annual cost of living increases up to 4% and further subject to increases in the Board's discretion. Additionally, Mr. Grossblatt is entitled to bonus compensation for each fiscal year of the Company in which the Company earned pre-tax net income in excess of an amount equal to 8% of shareholders' equity as of the start of the fiscal year, as follows: 3% of all (after the 8% threshold) pre-tax net income up to $1 million, 4% of pre-tax net income from $1-$2 million, 5% of pre-tax net income from $2-$3 million, 6% of pre-tax net income from $3-$4 million, 7% of pre-tax net income over $4 million. Mr. Grossblatt is also entitled to life, health and disability insurance benefits, medical reimbursement, automobile allowance, and Company paid retirement plan contributions.

      Effective July 18, 2005, Mr. Grossblatt's Employment Agreement was amended to reflect his new duties as Chief Executive Officer following Mr. Knepper's passing on August 4, 2004. The amended agreement provides that Mr. Grossblatt's base annual salary beginning July 18, 2005 is $300,000, increasing to $325,000 on August 1, 2006, and to $350,000 on August 1, 2007. The amended agreement did not change the calculation of Mr. Grossblatt's bonus compensation or materially change the terms of Mr. Grossblatt's benefits.

      If the Employment Agreement is not renewed by the Company or is terminated by Mr. Grossblatt for good reason, Mr. Grossblatt is entitled to receive his compensation through any balance of the employment term plus a lump sum payment equal to his last 12 months base salary and bonus, health benefits for three years, and an additional lump sum payment payable on each of the first three anniversaries of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company.

      If Mr. Grossblatt's employment is terminated following or in anticipation of a "change of control" of the Company, Mr. Grossblatt will be entitled to receive a lump sum payment equal to his base salary for the balance of the Employment Agreement's term and the amount of Mr. Grossblatt's last bonus. In addition, Mr. Grossblatt is entitled to receive health benefits for three years, and an additional lump sum payment payable on the anniversary of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company. Furthermore, Mr. Grossblatt will receive an amount equal to three times his base salary for the last 12 months and the amount of his last bonus, limited to 2.99 times Mr. Grossblatt's average annual taxable compensation from the Company which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs.

      If the  Employment  Agreement  is  terminated  by the  Company  due to Mr.
Grossblatt's death, Mr. Grossblatt's estate is entitled to receive a lump sum payment equal to his base salary for the greater of the balance of the Employment Agreement's term or one year, reduced by any individual life insurance benefits the premiums for which are paid for by the Company, plus the amount of his last bonus and the amount of the Company's last 401(k) plan contribution made on behalf of Mr. Grossblatt. In addition, Mr. Grossblatt's estate is entitled to the health insurance and medical reimbursement benefits for the longer of the balance of the term or three years following the date of death, or the cash equivalent thereof.

      If the Employment Agreement is terminated by the Company due to Mr. Grossblatt's disability, Mr. Grossblatt is entitled to the continuation of the payment of his base salary for the balance of the term, reduced by any group or individual disability income insurance benefits the premiums for which are paid for by the Company and Social Security disability benefits paid to Mr. Grossblatt. In addition, Mr. Grossblatt is entitled to the health insurance and medical reimbursement benefits and a payment equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company, for the longer of the balance of the term or three years following the date of disability, or the cash equivalent thereof.

      The Employment Agreement generally prohibits Mr. Grossblatt from competing with the Company during the term and during any subsequent period during which he receives compensation from the Company.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information, as of March 31, 2006, with respect to all compensation arrangements maintained by the Company under which Shares may be issued:


----------------------------------- ------------------------- ---------------------- ----------------------------------------
Plan Category                       Number of securities to     Weighted-average         Number of securities remaining
                                    be issued upon exercise     exercise price of      available for future issuance under
                                    of outstanding options,   outstanding options,    equity compensation plans (excluding
                                      warrants and rights      warrants and rights     securities reflected in column (a)
----------------------------------- ------------------------- ---------------------- ----------------------------------------
                                               (a)                     (b)                             (c)
----------------------------------- ------------------------- ---------------------- ----------------------------------------
Equity compensation plans
approved by security holders                 242,496                  $ 7.31                           1,175
----------------------------------- ------------------------- ---------------------- ----------------------------------------
Equity compensation plans not
approved by security holders                     -0-                     -0-                             -0-
----------------------------------- ------------------------- ---------------------- ----------------------------------------
              Total                          242,496                  $ 7.31                           1,175
----------------------------------- ------------------------- ---------------------- ----------------------------------------


                      REPORT OF THE COMPENSATION COMMITTEE

      For the fiscal year ended March 31, 2006, the compensation of the Company's chief executive officer was determined by the Compensation Committee and confirmed by the Board of Directors.

      COMPENSATION PHILOSOPHY. The philosophy of the Committee and Board with respect to executive compensation is to ensure that the interests of management and employees are identical to the interests of the Company's owners - the shareholders. To that end, the Committee has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as stock options which will reward management for adding shareholder value. Base salary has been established at levels which are necessary to attract and retain a high caliber management, and cash bonuses are designed to provide short-term rewards for current accomplishments. Stock options provide management with a long-term investment in the Company, the value of which is dependent upon their success in maximizing shareholder values.

      This approach to employee remuneration carries through to salary and incentive compensation for the Company's non-management personnel, as well. The Company's Non-Qualified Stock Option Plan is designed to reward the Company's valuable employees for their individual contributions to the profitability of the Company and provide them with a long-term interest in the Company's success.

      The total compensation for Mr. Grossblatt, as President and Chief Executive Officer of the Company, during the fiscal year ended March 31, 2006, was based on his employment agreement and the overall performance of the Company. As chief executive officer of the Company, Mr. Grossblatt played a key role in the Company's financial performance over the past five years and is responsible for the overall condition of the Company.

      It is the intention of the Committee and Board to review the Company's executive compensation structure to insure that the Company has the continued ability to attract and retain the high caliber executive talent. To that end, the Committee and Board will take into account salaries of senior management of companies of similar size within the security products industry.

      BASE SALARY. Base salary for senior management for fiscal year 2006 was based upon employment agreements or salaries paid to such personnel in the preceding year.

      SALARY INCREASES AND INCENTIVE BONUSES. Salary increases and incentive bonuses for senior management were dependent on the Company's financial performance.

      STOCK OPTION PLAN. To promote the best long-term benefits to the Company and its shareholders, the Company has a Non-Qualified Stock Option Plan ("Plan") under which directors, officers and employees may be granted awards of stock options. The purpose of the Plan is to provide equity-based incentive compensation  based on the  long-term  appreciation  in  value of the  Company's
Shares and to promote the interests of the Company and its shareholders by encouraging greater management ownership of the Company's Shares. Some options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and the Company. Awards under the Plan have been and will be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company. As of March 31, 2006, there remained a maximum of 1,175 Shares available be issued under the Plan, and options to purchase 242,496 Shares are outstanding.

                                                COMPENSATION COMMITTEE
                                                Cary Luskin
                                                Howard Silverman, Ph.D.
                                                Ronald A. Seff, M.D.


                                PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the Company's Shares for the period March 31, 2001 through March 31, 2006 with the cumulative total return for the same period for the NASDAQ Stock Market (U.S. & Foreign) Index and the Dow Jones Wilshire Smallcap Index. Dividend reinvestment has been assumed.

                               [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                                 3/31/2001     3/31/2002     3/31/2003     3/31/2004     3/31/2005      3/31/2006
------------------------------------------------------------------------------------------------------------------
UNIVERSAL SECURITY
INSTRUMENTS, INC.                $  100.00     $  296.00     $  680.80    $ 1,368.00    $ 1,634.13      $ 2,325.33
------------------------------------------------------------------------------------------------------------------
NASDAQ (U.S. AND FOREIGN)        $  100.00     $   94.60     $   61.02     $   86.14     $   86.27       $  111.94
------------------------------------------------------------------------------------------------------------------
DOW JONES WILSHIRE SMALLCAP      $  100.00     $  117.11     $   88.27     $  146.04     $  157.65       $  198.51
------------------------------------------------------------------------------------------------------------------

Source:  Research Data Group, Inc

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

      The Audit Committee has discussed with Grant Thornton LLP, the independent auditors for the Company for the fiscal year ended March 31, 2006, the matters required to be discussed by Statement on Auditing Standards 61. The Board of
Directors has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

      Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2006 for filing with the Securities and Exchange Commission.

                                                THE AUDIT COMMITTEE
                                                Cary Luskin
                                                Howard Silverman, Ph.D.
                                                Ronald A. Seff, M.D.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected the firm of Grant Thornton LLP as the Company's independent public accountants for the current fiscal year. Grant Thornton LLP has served as the Company's independent public accountants since 1999. Representatives of Grant Thornton LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

      The following is a description of the fees billed to the Company by Grant Thornton LLP (the "Auditor") during the fiscal years ended March 31, 2006 and 2005:

AUDIT FEES

      Audit fees include fees paid by the Company to the Auditor in connection with the annual audit of the Company's consolidated financial statements, and review of the Company's interim financial statements. Audit fees also include fees for services performed by the Auditor that are closely related to the audit and in many cases could only be provided by the Auditor. Such services include consents related to Securities and Exchange Commission and other regulatory filings. The aggregate fees for audit services rendered to the Company for the years ended March 31, 2006 and 2005 totaled $125,000 and $114,000, respectively.

AUDIT RELATED FEES

      Audit  related  services   include  due  diligence   services  related  to
accounting consultations, internal control reviews and employee benefit plan audits. There were no audit related services provided in either year.

TAX FEES

      Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by the Auditor for the tax related services rendered to the Company for the years ended March 31, 2006 and 2005 totaled $0 and $6,000, respectively.

APPROVAL OF INDEPENDENT AUDITOR SERVICES AND FEES

      The Company's Audit Committee reviews all fees charged by the Company's independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company's independent auditors and fees charged.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matter which may be presented for action at the 2006 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2006 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

      The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

      The nominee for director who receives a majority of the votes entitled to be cast for the election of directors at the Annual Meeting will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the Shares entitled to vote on the issue, in person or by proxy, is necessary to approve the matter.

      As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company and will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

      Any shareholder desiring to present a proposal at the 2007 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 7-A Gwynns Mill Court, Owings Mills, Maryland 21117, in time to be received by May 1, 2007. In addition, if a shareholder desires to bring business (including director nominations) before the 2007 Annual Meeting of Shareholders that is not the subject of a proposal timely submitted for inclusion in the Company's Proxy Statement, written notice of such business, as currently prescribed in the Company's Bylaws, must be received by the Company's Secretary between April 1, 2007 and May 1, 2007. For additional requirements, a shareholder should refer to Article I, Section 8 of the Company's Bylaws, "Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals," a copy of which may be obtained from the Company's Secretary or from the Company's SEC filings. If the Company does not receive timely notice pursuant to the Bylaws, the nomination or proposal will be excluded from consideration at the meeting.

      The  persons   designated   by  the  Company  to  vote  proxies  given  by
shareholders in connection with the Company's 2007 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2007 proxy statement with respect to which the Company has received written notice no later than July 20, 2007 that a shareholder (i) intends to present such matter at the 2007 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2007 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

      Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                        By Order of the Board of Directors,

                                        JAMES B. HUFF
                                        Secretary


Owings Mills, Maryland
August 28, 2006

      THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2006, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, UNIVERSAL SECURITY INSTRUMENTS, INC., 7-A GWYNNS MILL COURT, OWINGS MILLS, MARYLAND 21117.

      TO THE EXTENT THE RULES AND REGULATIONS ADOPTED BY THE SEC STATE THAT CERTAIN INFORMATION INCLUDED IN THIS PROXY STATEMENT IS NOT DEEMED "SOLICITING MATERIAL" OR "FILED" WITH THE SEC OR SUBJECT TO REGULATION 14A PROMULGATED BY THE SEC OR TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT, SUCH INFORMATION SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT.

                                                                      APPENDIX A

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                             AUDIT COMMITTEE CHARTER


                                     PURPOSE

      The   role of the Audit Committee (the "COMMITTEE") is to oversee:

      o     Management  in  the  performance  of  its   responsibility  for  the
            integrity of the Company's accounting and financial reporting, and its systems of internal controls;

      o The performance and qualifications of the independent auditor (including the independent auditor's independence);

      o     The performance of the Company's internal audit function; and

      o     The Company's compliance with legal and regulatory requirements.

      Consistent with this oversight function, the Committee shall authorize investigations into any matters within the Committee's responsibilities and, in doing so, the Committee shall have full access to the Company's records, employees, and independent auditor (with or without the presence of management).

      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other advisors for advice and assistance. The Company shall pay the costs of retaining any advisors selected by the Committee.

      The Committee shall meet at least four times each year or more frequently as circumstances dictate. The Committee shall meet with the Company's independent auditor at least quarterly, and shall meet with the Company's Chief Financial Officer ("CFO") at least annually or more frequently as circumstances dictate.

      The Committee shall review and reassess the adequacy of this Charter at least annually. Any proposed changes shall be submitted to the Company's Board of Directors (the "BOARD") for its approval. The Committee shall annually evaluate the processes, activities and effectiveness of the Committee, including the composition, expertise, and availability of the Committee members.


                       STRUCTURE AND MEMBER QUALIFICATIONS

      The members of the Committee shall be annually appointed by the Board, and may be replaced by the Board according to the Company's Bylaws.

      The Committee shall have at least three members and shall consist solely of "independent" Directors, consistent with the listing standards of the American Stock Exchange and applicable legal requirements.

      The membership of the Committee shall have the following qualifications:

      o Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

      o At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      o If the Board determines, at least one member shall qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission ("SEC").

      The Board will assess and determine the qualifications of the Committee members set forth in this Charter.

      The Board shall select the Audit Committee Chair. If a Chair is not designated or present, a Chair may be designated by a majority vote of the Committee members present.


                           RESPONSIBILITIES AND DUTIES

      The Committee recognizes that the Company's management is responsible for the completeness and accuracy of the Company's financial statements and disclosures and for maintaining effective internal controls. The Committee also recognizes that the independent auditor is responsible for auditing the Company's financial statements. Accordingly, management and the independent auditor have more knowledge and more detailed information about the Company than do Committee members and the Committee's primary responsibility is oversight. In carrying out its oversight responsibilities, the Committee will be relying, in part, on the expertise of management and the independent auditor.

      The Committee shall be responsible for the appointment, compensation, removal, and oversight of the work of the independent auditor. The independent auditors shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

      To fulfill this oversight responsibility, the Committee should receive reports from management and the independent auditor, as appropriate, to fulfill the following duties and responsibilities (which, to the extent permitted by applicable regulation, may be delegated to one or more members of the Committee):

Risk Assessment

      o Assess the Company's risk management process and the adequacy of the overall control environment, including controls in selected areas representing financial reporting, disclosure and compliance.

      o Assess any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

      o     Assess the annual scope and plans of the independent auditors.

Financial Reporting and Disclosure

      o Review and discuss with management and the independent auditor the annual audited and quarterly financial statements, related footnotes, disclosures made in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Company's quarterly and annual SEC filings, the opinion of the independent auditor with respect to the audited financial statements, and the results of the independent auditor's quarterly review of the financial statements.

      o Review and discuss with management and the independent auditor any significant events, transactions, changes in accounting estimates, changes in important accounting principles and their application, and any major issues as to the adequacy of internal controls affecting the quality of the Company's financial reporting.

      o Review, in conjunction with its review of the quarterly and annual reports, the process for the Chief Executive Officer ("CEO") and CFO certifications with respect to the financial statements and the Company's disclosure and internal controls.

      o Evaluate all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

      o Review and discuss with management any proposed public release of earnings information, as well as financial information provided to analysts and rating agencies.

Independent Auditor Oversight Responsibilities

      o Based upon a report from the independent auditor at least annually, review (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any recent inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the firm and (c) any steps taken to address any such issues.

      o Ensure that the independent auditor submits, on a periodic basis, a formal written statement delineating all relationships between the independent auditor and the Company, as required by the Independence Standards Board, Standard No. 1; discuss the statement with the independent auditor and evaluate the relationships and services that may affect the auditor's objectivity and independence; take appropriate action to satisfy itself of the auditor's independence.

      o Review matters related to the conduct of the annual audit, which are required to be communicated by AICPA Statement of Auditing Standards 61 and other generally accepted auditing standards.

      o Conduct the annual discussion with the independent auditor on the quality and acceptability of the Company's accounting principles and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the potential impact of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      o     Review the independent auditor's management letter.

      o     Review  with  the   independent   auditor  any  audit   problems  or
            difficulties and management's response.

      o Approve in advance all audit and non-audit services to be provided by, and all fees to be paid to, the independent auditor or devise policies delegating pre-approval authority to one or more members of the Committee.

Ethical, Legal and Regulatory Compliance Matters

      o Assess the Company's processes regarding compliance with applicable laws, regulations and any code of business ethics adopted by the Board, including those matters that could have a significant impact on the financial statements, compliance with policies, reports from regulators and the provisions of any such code of business ethics applicable to the CEO and the Company's senior financial officers as defined by the SEC rules.

      o Assess the Committee's procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and
            (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      o Review reports and disclosures of significant conflicts of interest and related-party transactions.


                                     REPORTS

      The Committee shall report to the Board with respect to its activities as promptly as practicable following each meeting of the Committee. The Committee shall report to shareholders in the Company's proxy statement for its annual meeting, whether the Committee has satisfied its responsibilities under this Charter.

                                      PROXY

                      UNIVERSAL SECURITY INSTRUMENTS, INC.
                              7-A Gwynns Mill Court
                          Owings Mills, Maryland 21117

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIVERSAL SECURITY INSTRUMENTS, INC. The undersigned hereby appoints Harvey B. Grossblatt and Ronald A. Seff M.D., and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Pikesville Hilton, 1726 Reisterstown Road, Baltimore, Maryland, on October 9, 2006 at 8:30 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.



1.    ELECTION OF  DIRECTORS:  FOR all  nominees  listed below |_|
              (except as set forth to the contrary below)

      WITHHOLD AUTHORITY to vote for all nominees listed below |_|

      Ronald A. Seff, M.D.

The terms of the elected Directors expire at the 2009 annual meeting and when their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.

                          [REVERSE SIDE OF PROXY CARD]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                              PLEASE MARK, SIGN, DATE AND MAIL
                                              THE CARD IN THE ENCLOSED ENVELOPE.


DATED: __________________________, 2006
Signature______________________________

DATED: __________________________, 2006
Signature______________________________